      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 22, 1998

                                                      REGISTRATION NO. 333-48483
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                AMENDMENT NO. 1
                                       TO

                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                                   DYAX CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                           8731                          04-3053198
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
      OF INCORPORATION OR          CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)
          ORGANIZATION)

       ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139, (617) 225-2500 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

             HENRY E. BLAIR, PRESIDENT AND CHIEF EXECUTIVE OFFICER
 DYAX CORP., ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139, (617) 225-2500 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:

          NATHANIEL S. GARDINER, ESQ.                         STEVEN D. SINGER, ESQ.
               PALMER & DODGE LLP                               HALE AND DORR LLP
               ONE BEACON STREET                                 60 STATE STREET
          BOSTON, MASSACHUSETTS 02108                      BOSTON, MASSACHUSETTS 02109
                 (617) 573-0100                                   (617) 526-6000

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                                                   ------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                           ------

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                           ------

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box.  [ ]

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

================================================================================

                                EXPLANATORY NOTE

     This Amendment No. 1 to the Form S-1 Registration Statement is a Part II filing solely to file exhibits and make related technical changes. Accordingly, a preliminary prospectus has been omitted.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) List of Exhibits

     The following Exhibits are filed herewith:

EXHIBIT
NUMBER                              EXHIBIT
-------                             -------
 1.1      Form of Underwriting Agreement.
 3.1      Certificate of Incorporation of the Registrant as amended
          and reinstated through March 23, 1998.
 3.2      Form of Restated Certificate of Incorporation of Registrant,
          as proposed to be amended and restated.
 3.3      By-laws of the Registrant.
 3.4      Form of Restated By-laws of Registrant, as proposed to be
          amended and restated.
 4.1*     Specimen Common Stock Certificate.
 5.1      Opinion of Palmer & Dodge LLP with respect to the legality of the securities being registered.
10.1      Amended and Restated 1995 Equity Incentive Plan.
10.2      1998 Employee Stock Purchase Plan.
10.3      Executive Employment Agreement, dated February 18, 1998,
          between Robert Dishman and the Registrant.
10.4      Executive Employment, Non-Compete and Confidentiality
          Agreement, dated August 1995, between Robert Ladner and the
          Registrant.
10.5      Consulting Agreement, dated October 15, 1997, between James
          W. Fordyce and the Registrant.
10.6      Employment Letter and Employee Confidentiality Agreement,
          dated January 6, 1998, between Keith S. Ehrlich and the
          Registrant.
10.7      Restricted Stockholder Agreement, dated March 30, 1997,
          between Henry E. Blair and the Registrant.
10.8      Secured Convertible Term Note, dated August 11, 1995,
          between Sheridan G. Snyder and the Registrant; Security
          Agreement, dated May 11, 1993, between Sheridan G. Snyder
          and the Registrant; and Assignment Agreement, dated May 11,
          1993, between Sheridan G. Snyder and Crestar Bank, N.A. as amended by the Amendment to Security Agreement and to
          Assignment Agreement, dated August 10, 1995, between
          Sheridan G. Snyder, Crestar Bank, N.A. and the Registrant.
10.9      Sublease Agreement, dated September 21, 1996, as amended on
          December 31, 1997 between Genzyme Corporation and the
          Registrant.
10.10     Lease Agreement, dated as of February 12, 1998, between
          AStec Partnership and the Registrant.
10.11     Lease Agreement, dated as of February 11, 1997, between
          AStec Partnership and the Registrant.
10.12     Lease Agreement, dated April 8, 1991, between Bridge Gate
          Real Estates Limited, Harforde Court Management Limited and
          the Registrant.
10.13     Lease Agreement, dated February 20, 1998, between Old
          Kendall Property LLC and the Registrant.
10.14     Master Lease Agreement, dated December 30, 1997, between
          Transamerica Business Credit Corporation and the Registrant.
10.15     Form of Sale and Leaseback Agreement, dated December 30,
          1997, between Transamerica Business Credit Corporation and the Registrant.
10.16     Form of License Agreement (Therapeutic Field) between the
          Licensee and the Registrant.
10.17     Form of License Agreement (Antibody Diagnostic Field)
          between the Licensee and the Registrant.
10.18     Collaboration Agreement, dated June 20, 1997, between EPIX
          Medical, Inc. and the Registrant.

EXHIBIT
NUMBER                              EXHIBIT
-------                             -------
10.19 +*  Patent License Agreement, dated June 19, 1997, between
          Massachusetts Institute of Technology ("M.I.T."), Whitehead
          Institute for Biomedical Research ("Whitehead") and the
          Registrant as amended by the First Amendment thereto dated
          November 10, 1997, by and among M.I.T., Whitehead, The
          Massachusetts General Hospital and the Registrant.
10.20 +*  Research and Development Agreement, dated March 10, 1997, between Debiopharm S.A. and the Registrant.
10.21 +*  Joint Collaboration Agreement, dated October 1, 1997, between CropTech Development Corporation and the Registrant.
10.22 +*  Cooperation Agreement, dated January 16, 1997, between Novo
          Nordisk A/S and the Registrant.
10.23     Form of Indemnification Agreement by and between certain
          directors and executive officers of the Registrant and the
          Registrant.
23.1      Consent of Coopers & Lybrand L.L.P., independent
          accountants.
23.2      Consent of Palmer & Dodge LLP (included in Exhibit 5.1).
23.3      Consent of Yankwich & Associates, special patent counsel to the Company.
24.1      Powers of Attorney.
27.1      Financial Data Schedule.

---------------
* Filed herewith. All other exhibits previously filed.

+ Certain confidential material contained in the document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     (b) Financial Statement Schedules

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Cambridge, Commonwealth of Massachusetts, on the 22nd day of May, 1998.

                                          DYAX CORP.

                                          By:      /s/ HENRY E. BLAIR
                                            ------------------------------------
                                            Henry E. Blair
                                            Chief Executive Officer

     Pursuant to the requirements of the Securities Act, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated.

                     SIGNATURE                                     TITLE                     DATE
                     ---------                                     -----                     ----
                /s/ HENRY E. BLAIR                   President, Chief Executive Officer  May 22, 1998
---------------------------------------------------    and Chairman of the Board of
                  Henry E. Blair                       Directors (Principal Executive
                                                       Officer)

                         *                           Vice President, Finance and         May 22, 1998
---------------------------------------------------    Administration and Chief
                 Keith S. Ehrlich                      Financial Officer (Principal
                                                       Financial and Accounting
                                                       Officer)

                         *                           Executive Vice President,           May 22, 1998
---------------------------------------------------    President, Therapeutic and
                 L. Edward Cannon                      Diagnostic Division, and
                                                       Director

                         *                           Executive Vice President,           May 22, 1998
---------------------------------------------------    President, Separations Division,
                 Robert A. Dishman                     and Director

                         *                           Director                            May 22, 1998
---------------------------------------------------
          Constantine E. Anagnostopoulos

                         *                           Director                            May 22, 1998
---------------------------------------------------
                 James W. Fordyce

                         *                           Director                            May 22, 1998
---------------------------------------------------
                 Thomas L. Kempner

                         *                           Director                            May 22, 1998
---------------------------------------------------
                  Henry R. Lewis

*By: /s/ HENRY E. BLAIR
     --------------------------------------------------------------
     Henry E. Blair
     ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                              EXHIBIT
-------                             -------
 1.1      Form of Underwriting Agreement.
 3.1      Certificate of Incorporation of the Registrant as amended
          and reinstated through March 23, 1998.
 3.2      Form of Restated Certificate of Incorporation of Registrant,
          as proposed to be amended and restated.
 3.3      By-laws of the Registrant.
 3.4      Form of Restated By-laws of Registrant, as proposed to be
          amended and restated.
 4.1*     Specimen Common Stock Certificate.
 5.1      Opinion of Palmer & Dodge LLP with respect to the legality of the securities being registered.
10.1      Amended and Restated 1995 Equity Incentive Plan.
10.2      1998 Employee Stock Purchase Plan.
10.3      Executive Employment Agreement, dated February 18, 1998,
          between Robert Dishman and the Registrant.
10.4      Executive Employment, Non-Compete and Confidentiality
          Agreement, dated August 1995, between Robert Ladner and the
          Registrant.
10.5      Consulting Agreement, dated October 15, 1997, between James
          W. Fordyce and the Registrant.
10.6      Employment Letter and Employee Confidentiality Agreement,
          dated January 6, 1998, between Keith S. Ehrlich and the
          Registrant.
10.7      Restricted Stockholder Agreement, dated March 30, 1997,
          between Henry E. Blair and the Registrant.
10.8      Secured Convertible Term Note, dated August 11, 1995,
          between Sheridan G. Snyder and the Registrant; Security
          Agreement, dated May 11, 1993, between Sheridan G. Snyder
          and the Registrant; and Assignment Agreement, dated May 11,
          1993, between Sheridan G. Snyder and Crestar Bank, N.A. as amended by the Amendment to Security Agreement and to
          Assignment Agreement, dated August 10, 1995, between
          Sheridan G. Snyder, Crestar Bank, N.A. and the Registrant.
10.9      Sublease Agreement, dated September 21, 1996, as amended on
          December 31, 1997 between Genzyme Corporation and the
          Registrant.
10.10     Lease Agreement, dated as of February 12, 1998, between
          AStec Partnership and the Registrant.
10.11     Lease Agreement, dated as of February 11, 1997, between
          AStec Partnership and the Registrant.
10.12     Lease Agreement, dated April 8, 1991, between Bridge Gate
          Real Estates Limited, Harforde Court Management Limited and
          the Registrant.
10.13     Lease Agreement, dated February 20, 1998, between Old
          Kendall Property LLC and the Registrant.
10.14     Master Lease Agreement, dated December 30, 1997, between
          Transamerica Business Credit Corporation and the Registrant.
10.15     Form of Sale and Leaseback Agreement, dated December 30,
          1997, between Transamerica Business Credit Corporation and the Registrant.
10.16     Form of License Agreement (Therapeutic Field) between the
          Licensee and the Registrant.
10.17     Form of License Agreement (Antibody Diagnostic Field)
          between the Licensee and the Registrant.
10.18     Collaboration Agreement, dated June 20, 1997, between EPIX
          Medical, Inc. and the Registrant.
10.19 +*  Patent License Agreement, dated June 19, 1997, between
          Massachusetts Institute of Technology ("M.I.T."), Whitehead
          Institute for Biomedical Research ("Whitehead") and the
          Registrant as amended by the First Amendment thereto dated
          November 10, 1997, by and among M.I.T., Whitehead, The
          Massachusetts General Hospital and the Registrant.
10.20 +*  Research and Development Agreement, dated March 10, 1997, between Debiopharm S.A. and the Registrant.

EXHIBIT
NUMBER                              EXHIBIT
-------                             -------
10.21 +*  Joint Collaboration Agreement, dated October 1, 1997, between CropTech Development Corporation and the Registrant.
10.22 +*  Cooperation Agreement, dated January 16, 1997, between Novo
          Nordisk A/S and the Registrant.
10.23     Form of Indemnification Agreement by and between certain
          directors and executive officers of the Registrant and the
          Registrant.
23.1      Consent of Coopers & Lybrand L.L.P., independent
          accountants.
23.2      Consent of Palmer & Dodge LLP (included in Exhibit 5.1).
23.3      Consent of Yankwich & Associates, special patent counsel to the Company.
24.1      Powers of Attorney.
27.1      Financial Data Schedule.

---------------
* Filed herewith. All other exhibits previously filed.

+ Certain confidential material contained in the document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.